Michael P. Daly
President and Chief Executive Officer
Sandler O’Neill + Partners
2007 East Coast Financial Services Conference
NASDAQ : BHLB
www.berkshirebank.com
November 13, 2007
Berkshire Bank  - America’s Most Exciting Bank
SM
Exhibit 99.1

the excitement is growing!

"I'm So Excited!"
BERKSHIRE HILLS BANCORP

BHLB    www.berkshirebank.com
Accomplishments since 2004
Grown from 11 stores to 48 stores
Expanded from Berkshire County into three states in our four state target market
Became one of the top dozen banks in country in insurance revenue as percentage of operating revenue
Consistently grown basic business lines at double digit annual rates
Recruited new executives from Bank of America, TD Banknorth and
KeyBank to build regional franchise
Implemented distinctive new branding and exciting “can do”
corporate culture

BHLB    www.berkshirebank.com
A Growing Regional Franchise
$148 million Tangible stockholder’s equity
$331 million Stockholder’s equity
$102 million Annualized operating revenue
$780 million Assets under management
$2.5 billion Total assets
9/30/07 Size
Manchester
Springfield
Albany
Hartford
New York
Vermont
New
Hampshire
Massachusetts
Connecticut
Berkshire
County
• 38 bank branches
• 10 insurance offices
Total Stores - 48

BHLB    www.berkshirebank.com
Key Steps in Our Growth
Woronoco Bancorp – 10 branches - $850 million in assets
Greater Springfield Massachusetts Region
$495 million in deposits at 9/30/07; 10% CAGR since 2005
$196 million in commercial loans at 9/30/07; 17% CAGR since 2005
New York de Novo Program – 10 branches in 2005 – 2007
New York Albany Capital Region
$134 million in deposits at 9/30/07; 98% CAGR since 2005
$165 million in commercial loans at 9/30/07; 47% CAGR since 2005
Berkshire Insurance Group – 10 offices - $14 million 2007 projected revenues
Largest combined agency in Western Massachusetts
Acquisition of five affiliated agencies
$70 million annual premium volume
Factory Point Bancorp – 7 branches - $391 million in assets
Southern Vermont Region
$269 million in deposits at 9/30/07
$136 million in commercial loans at 9/30/07
2005
2005
2006
2007

BHLB    www.berkshirebank.com
New England Market Strengths
Map Source:  Moody’s/Economy.com 5/24/07 – Map of Expansion
New England Economic Partnership
Compared to US average:
• Higher per capita income
• Lower unemployment
• Higher economic growth
Primary market strengths:
• Quality of life
• Low, stable cost of living
• Access to New York and Boston
• Albany Tech Valley

BHLB    www.berkshirebank.com
Expanded Leadership for a Regional Company
Lawrence A. Bossidy
Non-Executive
Chairman of the Board
Michael P. Daly
President &
Chief Executive Officer
Retired Chairman & CEO of
Honeywell International and
Allied Signal, Former Vice Chair
of General Electric
Thomas W. Barney, CFP
Senior Vice President,
Asset Management/Trust
Guy H. Boyer
Vermont Region Executive
Gayle P. Fawcett
Senior Vice President,
Technology & Operations
Linda A. Johnston
Senior Vice President,
Human Resources
John S. Millet
Chief Operating Officer
Berkshire Insurance Group, Inc.
Michael J. Oleksak
Executive Vice President,
Commercial Banking
John J. Howard – Bank of America, Consumer Market Executive
Michael J. Oleksak – TD Banknorth Co., Regional Executive
Shepard D. Rainie – Bank of America, Managing Director
Kevin P. Riley – KeyBank NA, Executive Vice President
Senior Management
New Executive Recruitment in Last Year
Michael J. Ferry
Senior Vice President,
Commercial Lending
Ross D. Gorman
President, Berkshire
Insurance Group, Inc.
John J. Howard
Executive Vice President,
Retail Banking
Shepard D. Rainie
Senior Vice President,
Risk Management
Kevin P. Riley
Executive Vice President
Chief Financial Officer &
Treasurer

BHLB    www.berkshirebank.com
Our Goals for Creating Value
Brand - Create nationally recognized brand and business style
Culture/Relationships - Expand strong, high quality franchise through motivated teamwork and relationship building
Market Share – Build leading market share as only locally
headquartered regional bank in primary market
Growth - Continue to generate strong top line growth from organic, de novo, acquisition and product expansion
Performance - Achieve high performance profitability metrics based on diversified revenue sources with strong commercial components
Value - Produce attractive earnings growth and shareholder return
Vision
To be a world-class
financial services company through an engaging
and exciting environment where customers want do business and employees want to work.

"I'm So Excited!"
BERKSHIRE BANK

"I'm So Excited!"
BERKSHIRE HILLS BANCORP

Page 7 BHLB www.berkshirebank.com How We Differentiate Ourselves Enthusiastic and focused teamwork Culture Create exciting brand experience Brand

Service Excellence
Business Sense
Productivity

"I'm So Excited!"
BERKSHIRE HILLS BANCORP

BHLB    www.berkshirebank.com
How We Differentiate Ourselves
Profitability
Six Sigma service
excellence, business
sense, productivity,
profitability
Process
Grow the “pool” of
customers, products,
and cross-sales
Relationships

BHLB    www.berkshirebank.com
Creating a Culture of Excitement
“I’m So Excited!” – Pointer Sisters’
music and lyrics
“America’s Most Exciting Bank” –
service mark
An exciting, memorable
customer experience
Employees “live” the
brand everyday

BHLB    www.berkshirebank.com
Ongoing Growth in Core Earnings
$19.4
$0
$3
$6
$9
$12
$15
$18
$21
2002 2003 2004 2005 2006 2007
Guidance
CAGR = 20%
Note:  De novo branch costs totaled $1.8 million in 2006 and $3.7 million pro forma
in 2007.   CAGR before de novo costs is 22%.
($ Millions)

BHLB    www.berkshirebank.com
$900
$659
$380
$0
$400
$800
$1,200
$1,600
$2,000
2002 2003 2004 2005 2006 9/30/2007
Commercial Residential Consumer
CAGR = 22%
Diversified Loan Growth Based on Commercial Loans
($ Millions)
$1,939
20%
34%
46%

BHLB    www.berkshirebank.com
$1,036
$424
$336
$0
$400
$800
$1,200
$1,600
$2,000
2002 2003 2004 2005 2006 9/30/2007
Non-maturity Time < $100M Time > $100M
CAGR = 18%
$1,796
Deposit Growth Built on Core Accounts
($ Millions)
18%
24%
58%

Page 13 BHLB www.berkshirebank.com Net Interest Income Driven by Balance Sheet Growth $64 $0 $10 $20 $30 $40 $50 $60 $70 2002 2003 2004 2005 2006 2007 Guidance CAGR = 9% ($ Millions)

BHLB    www.berkshirebank.com
-1
0
1
2
3
4
2002 Q4 2006 Q4 2007 Q4
Improving the Net Interest Margin
Net Interest Margin
3.35–3.40
Guidance
Yield Curve
3.15
Note:  The yield curve is the difference between the five year treasury yield and the overnight fed funds rate.

BHLB    www.berkshirebank.com
$9
$4
$14
$0
$4
$8
$12
$16
$20
$24
$28
$32
2002 2003 2004 2005 2006 2007 Guidance
Deposit & loan fees Wealth management Insurance
Emphasis on Fee Income Growth
CAGR = 42%
($ Millions)
$27

BHLB    www.berkshirebank.com
58.5%
52%
54%
56%
58%
60%
62%
64%
66%
2002 2003 2004 2005 2006 2007 Q4
Guidance
Careful Attention to Operating Efficiencies
Before de novo branch costs
60 - 61%
Efficiency ratio impacted by insurance and de novo branches
Before de novo branch costs and excluding insurance

BHLB    www.berkshirebank.com
Long Run Core EPS Growth
$1.32
$1.55
$1.92
$2.11
$2.00
$2.07
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
2002 2003 2004 2005 2006 2007 Guidance
CAGR = 9%
(12% before de novo costs)
Note: De novo branch expenses (after tax) total $0.14 per share in 2006 and $0.26 per share (guidance) in 2007.
GAAP EPS:  2002 - $0.36, 2003 - $1.57, 2004 - $2.01, 2005 - $1.10, 2006 - $1.29, 2007 guidance – $1.62

BHLB    www.berkshirebank.com
Effective Capital Utilization
0%
5%
10%
15%
2002 2003 2004 2005 2006 9/30/2007
Ratio of Tangible Equity/Tangible Assets (Period End)
6.5%
Note: GAAP equity assets:  2002 – 11.5%, 2003 – 10.1%, 2004 – 10.1%, 2005 – 12.1%, 2006 – 12.1%, 9/30/07 – 13.4%

BHLB    www.berkshirebank.com
Conservative Asset Quality
0.48%
0.23%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
2002 2003 2004 2005 2006 9/30/2007
Nonperforming Assets/Total Assets (period end)
Annualized Net Charge-offs/Average Loans

the excitement is growing!

"I'm So Excited!"
BERKSHIRE HILLS BANCORP

Page 20 BHLB www.berkshirebank.com Compound Annual Growth 2002 – 2007 Guidance 12% Core EPS before de novo costs 9% Core EPS 20% Core earnings 15% Core operating revenue

BHLB    www.berkshirebank.com
Questions
__________________________________________
__________________________________________
__________________________________________
__________________________________________
__________________________________________

November 13, 2007
For questions, please contact:
David Gonci
Corporate Finance Officer
(413) 281-1973
dgonci@berkshirebank.com
Ann-Marie Racine
Investor Relations Contact
(413) 236-3239
aracine@berkshirebank.com
22

BHLB    www.berkshirebank.com
Forward Looking Information
Statements contained in this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or
“may.” These statements are based on the beliefs and expectations of management. Since these statements reflect the views of management concerning future events, these statements involve risks, uncertainties, and assumptions. These risks and uncertainties include among others:
changes in market interest rates and general and regional economic conditions; changes in government regulations; changes in accounting principles; the quality or composition of the loan and investment portfolios; and the achievement of anticipated future earnings benefits from recent acquisitions. In addition, the following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: adverse governmental or regulatory policies may be enacted; the risks associated with continued diversification of assets and adverse changes to credit quality; and difficulties associated with achieving expected future financial results. Additionally, other risks and uncertainties may be described in the Company’s quarterly reports on Form 10-Q for the quarters ended March 31, June 30, and September 30 and in its annual report on Form 10-K, each filed with the Securities and Exchange
Commission, which are available at the Securities and Exchange Commission’s internet website
(www.sec.gov)
and to which reference is
hereby made. Therefore, actual future results may differ significantly from results discussed in these forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements.
This presentation also contains certain forward-looking statements about the merger of Berkshire Hills Bancorp and Factory Point Bancorp.
These statements include anticipated future operating results. Certain factors that could cause actual results to differ materially from expected results include delays, difficulties in achieving cost savings from the merger or in achieving such cost savings within the expected time frame, difficulties in integrating Berkshire Hills Bancorp and Factory Point, increased competitive pressures, changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the business in which Berkshire Hills Bancorp is engaged, changes in the securities markets and other risks and uncertainties disclosed from time to time in documents that Berkshire Hills
Bancorp files with the Securities and Exchange Commission.

BHLB    www.berkshirebank.com
Berkshire Hills Bancorp, Inc. and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
(Dollars in thousands, except share data)
2002 2003 2004 2005 2006
Net income (A) 2,097 $                8,965 $                11,509 $             8,226 $                11,263 $
Less:  Gain on sale of securities, net (15,143)                (3,077)                  (1,402)                  (3,532)                  3,130
Plus:  Termination of ESOP - -                            -                            8,836                    -
Plus:  Other, net 19,857                 2,608                   653                       2,142                    6,416
Adj:  Income taxes 962                       360                       261                       133                       (3,252)
Core income (A1) 7,773                   8,856                   11,021                 15,805                 17,557
Plus: Amortization of intangible assets (net of taxes) 132                       132                       64                         741                       1,363
Tangible core income (B) 7,905 $                8,988 $                11,085 $             16,546 $             18,920 $
Total non-interest income 6,427 $                6,448 $                7,764 $                14,923 $             12,048 $
Less:  Gain on sale of securities, net (15,143)                (3,077)                  (1,402)                  (3,532)                  3,130
Plus:  Other 13,704                 2,060                   -                            -                            -
Core non-interest income (C) 4,988                   5,431                   6,362                    11,391                 15,178
Net interest income 40,700                 37,566                 40,357                 51,617                 60,240
Total core operating revenue (C1) 45,688 $             42,997 $             46,719 $             63,008 $             75,418 $
Total non-interest expense 37,279 $             28,243 $             28,977 $             48,998 $             48,868 $
Less:  Termination of ESOP -                            -                            -                            (8,836)                  -
Less:  Merger and conversion expense -                            -                            -                            (2,142)                  -
Less:  Other (6,900)                  (408)                     -                            -                            (1,510)
Core non-interest expense (D1) 30,379                 27,835                 28,977                 38,020                 47,358
Less: Amortization of intangible assets (203)                     (203)                     (98)                        (1,140)                  (2,035)
Total core tangible non-interest expense (D2) 30,176 $             27,632 $             28,879 $             36,880 $             45,323 $
Total average assets (E) 1,051,800 $       1,115,800 $       1,289,500 $        1,745,200 $        2,116,300 $
Less:  Average intangible assets (10,300)                (10,300)                (8,700)                  (62,000)                (103,200)
Total average tangible assets (F) 1,041,500 $       1,105,500 $       1,280,800 $        1,683,200 $        2,013,100 $
Total average stockholders' equity (G) 136,200 $           123,100 $           127,100 $           196,500 $           255,700 $
Less:  Average intangible assets (10,300)                (10,300)                (8,700)                  (62,000)                (103,200)
Total average tangible stockholders' equity (H) 125,900 $           112,800 $           118,400 $           134,500 $           152,500 $
Core return on tangible assets (B/F) 0.76% 0.81% 0.87% 0.98% 0.94%
Core return on tangible equity (B/H) 6.28                      7.97                      9.36                      12.30                    12.40
Efficiency ratio 64.55                   63.64                   60.66                    57.03                    58.46
Total average diluted shares (in thousands) (I) 5,867                   5,703                   5,731                    7,503                    8,730
Net income per diluted share (A/I) $0.36 $1.57 $2.01 $1.10 $1.29
Core income per diluted share (A1/I) $1.32 $1.55 $1.92 $2.11 $2.00
Efficiency Ratio is computed by dividing total tangible core non-interest expense by the sum of total net interest income on a fully taxable equivalent basis and total core non-interest income.  The Company uses this common non-GAAP measure to provide important information regarding its operational efficiency.
At and for the years ended December 31,